THIS DOCUMENT WAS DRAFTED BY

AND WHEN RECORDED RETURN TO:

Tyler K. Olson, Esq.

Fox Rothschild LLP

33 South Sixth Street, Suite 3600

Minneapolis, MN 55402-3338

(612) 607-7000

ASSIGNMENT OF LEASES AND RENTS

THIS ASSIGNMENT OF LEASES AND RENTS (“Assignment”), is made as July 24, 2026, by BLOCK 40 PROPERTY, LLC, a Delaware limited liability company (“Borrower”), as assignor, for the benefit of VMC CRE MASTER LENDING UPPER REIT LLC, a Delaware limited liability company (together with its successors and/or assigns, “Lender”), as assignee.

RECITALS

A.       This Assignment is given to secure a loan (the “Loan”) made by Lender to Borrower pursuant to that certain Loan Agreement of even date herewith between Borrower and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”) and evidenced by that certain Note (as defined in the Loan Agreement) and secured by, among other things, the Security Instrument (as defined in the Loan Agreement).

B.       Borrower desires to further secure the payment of the Loan and performance of all obligations under the Note, the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement).

NOW THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Assignment, the parties hereto agree as follows:

ARTICLE 1
ASSIGNMENT

Section 1.1 Property Assigned. Borrower hereby irrevocably, absolutely and unconditionally assigns, transfers and grants to Lender Borrower’s right, title and interest in and to the following property, rights, interests and estates, now owned, or hereafter acquired by Borrower:

(a)       Leases. All present and future leases, subleases, subsubleases, lettings, licenses, concessions or other agreements (whether written or oral and whether now or hereafter in effect) pursuant to which any Person is granted a possessory interest in, or right to use, enjoy or occupy all or any portion of the Real Property (as defined in the Security Instrument), more particularly described in Exhibit A annexed hereto and made a part hereof, or all or any part of the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (collectively, the “Property”), and every modification, amendment or other agreement relating to such leases, subleases, subsubleases, rental agreements, or other agreements entered into in connection with such leases, subleases, subsubleases, rental agreements, or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto (collectively, the “Leases”), and all right, title and interest of Borrower, its successors and assigns, therein and thereunder. The term “Leases” shall include all agreements, whether or not in writing, affecting the use, enjoyment or occupancy of the Property or any portion thereof now or hereafter made, whether made before or after the filing by or against Borrower of any petition for relief under Title 11 of the United States Code entitled “Bankruptcy”, as amended from time to time, and any successor statute or statutes and all rules and regulations from time to time promulgated thereunder, and any comparable foreign laws relating to bankruptcy, insolvency or creditors’ rights (collectively, the “Bankruptcy Code”), together with any extension, renewal or replacement of the same; this Assignment of existing and future Leases and other agreements related thereto being effective without any further or supplemental assignment;

(b)       Rents. To the extent assignable, all rents, additional rents, rent equivalents, moneys payable as damages in connection with any Leases or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, fees, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits (including, without limitation, cash, letters of credit or securities deposited under Leases to secure the performance by the lessees of their obligations thereunder)), accounts, cash, issues, profits, charges for services rendered, all payments made pursuant to a termination of any Leases or a settlement of the obligations of any Tenant under any Leases, and any other payment and consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower or Property Manager or any of their respective agents or employees in each case to the extent such services are rendered in connection with Leases at the Property from any and all sources arising from or attributable to the Property, including, without limitation, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, rental, concession or other grant of the right of the use and occupancy of the Property or rendering of services by Borrower or Property Manager or any of their respective agents or employees and proceeds, if any, from business interruption or other loss of income insurance, whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code in each case (collectively, the “Rents”);

(c)       Bankruptcy Claims. All of Borrower’s claims and rights (the “Bankruptcy Claims”) to the payment of damages arising from any rejection by a lessee of any Lease under the Bankruptcy Code;

(d)       Lease Guaranties. To the extent assignable, all of Borrower’s right, title and interest in, and claims under, any and all lease guaranties, letters of credit and any other credit support (individually, a “Lease Guaranty”, and collectively, the “Lease Guaranties”) given by any guarantor in connection with any of the Leases or leasing commissions (individually, a “Lease Guarantor”, and collectively, the “Lease Guarantors”) to Borrower;

(e)       Proceeds. All proceeds from the sale or other disposition of the Leases, the Rents, the Lease Guaranties and/or the Bankruptcy Claims pursuant to the terms of the Loan Agreement;

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(f)       Other. To the extent assignable, all rights, powers, privileges, options and other benefits of Borrower as lessor under any of the Leases and beneficiary under any of the Lease Guaranties, including, without limitation, the immediate and continuing right to make claim for, receive, collect and receipt for all Rents payable or receivable under the Leases and all sums payable under the Lease Guaranties or pursuant thereto (and to apply the same to the payment of the Loan), and to do all other things which Borrower or any lessor is or may become entitled to do under any of the Leases or Lease Guaranties;

(g)       Entry. The right, at Lender’s option, upon the occurrence and during the continuance of an Event of Default (as defined in the Loan Agreement) (unless such license shall be reinstated in accordance with this Assignment), to enter upon the Property in person, by agent or by court appointed receiver, to collect the Rents, subject to the terms hereof and the Loan Agreement;

(h)       Power Of Attorney. During the continuance of an Event of Default, Borrower’s irrevocable power of attorney, coupled with an interest, to take any and all of the actions set forth in Section 3.1 of this Assignment and any or all other actions designated by Lender for the proper management and preservation of the Property; and

(i)       Other Rights And Agreements. Any and all other rights of Borrower in and to the items set forth in subsections (a) through (h) above, and all amendments, modifications, replacements, renewals and substitutions thereof.

ARTICLE 2
TERMS OF ASSIGNMENT

Section 2.1 Present Assignment and License Back. It is intended by Borrower that this Assignment constitute a present, absolute transfer and assignment of the Leases, Rents, Lease Guaranties and Bankruptcy Claims, and not an assignment for additional security only. Nevertheless, subject to the terms of this Section 2.1, the Loan Agreement, the Security Instrument, Lender grants to Borrower a revocable license to collect, receive, use and enjoy the Rents, as well as other sums due under the Lease Guaranties. Unless and until such license is revoked in accordance with the terms hereof, Borrower shall hold and deposit the Rents pursuant to the terms of the Loan Agreement.

Section 2.2 Notice to Lessees. During the continuance of an Event of Default, Borrower hereby authorizes and directs the lessees named in the Leases or any other future lessees or occupants of the Property and all Lease Guarantors to pay over to Lender, or to such other party as Lender directs, all Rents and all sums due under any Lease Guaranties and to continue so to do until otherwise notified by Lender.

Section 2.3 Incorporation by Reference. All representations, warranties, covenants, conditions and agreements contained in the Loan Agreement and the other Loan Documents, as the same may be modified, renewed, substituted or extended from time to time, are hereby made a part of this Assignment to the same extent and with the same force as if fully set forth herein.

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ARTICLE 3
REMEDIES

Section 3.1 Remedies of Lender. During the continuance of an Event of Default, the license granted to Borrower in Section 2.1 of this Assignment shall automatically be revoked, and Lender shall immediately be entitled to possession of all Rents and all sums due under any Lease Guaranties, whether or not Lender enters upon or takes control of the Property, provided, however, that upon the cure of any Event of Default (to the extent applicable), such license shall be automatically reinstated. In addition, Lender may, at its option, without waiving such Event of Default, without regard to the adequacy of the security for the Loan, either in person or by agent, nominee or attorney, with or without bringing any action or proceeding, or by a receiver appointed by a court, dispossess Borrower, its property manager, and its agents and servants from the Property, without liability for trespass, damages or otherwise and exclude Borrower, its property manager, and its agents or servants wholly therefrom, and, subject to the rights of any tenants take possession of the Property and all books, records and accounts relating thereto and have, hold, manage, lease and operate the Property on such terms and for such period of time as Lender may deem proper and either with or without taking possession of the Property in its own name, demand, sue for or otherwise collect and receive all Rents and all sums due under all Lease Guaranties, including, without limitation, those past due and unpaid with full power to make from time to time all alterations, renovations, repairs or replacements thereto or thereof as Lender may deem proper, and may apply the Rents and sums received pursuant to any Lease Guaranties to the payment of the following in such order and proportion as Lender in its sole discretion may determine, any law, custom or use to the contrary notwithstanding: (a) all reasonable expenses of managing and securing the Property, including, without being limited thereto, the salaries, fees and wages of a managing agent and such other employees or agents as Lender may deem necessary and all reasonable expenses of operating and maintaining the Property, including, without being limited thereto, all taxes, charges, claims, assessments, water charges, sewer rents and any other liens, and premiums for all insurance which Lender may deem reasonably necessary, and the cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Property; and (b) the Loan or any other amounts owed to Lender pursuant to the Loan Documents, together with all costs and reasonable attorneys’ fees. In addition, upon the occurrence and during the continuance of an Event of Default, Lender, at its option, may (1) intentionally omitted, (2) exercise all rights and powers of Borrower, including, without limitation, the right to negotiate, execute, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents from the Property and all sums due under any Lease Guaranties, (3) either (x) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupancy of such part of the Property as may be in the possession of Borrower, or (y) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise, or (4) seek the appointment of a receiver to exercise any of the rights of Borrower or Lender to collect, hold and apply the Rents from the Property and to exercise all rights and powers of Borrower, which receiver may upon and during the continuance of an Event of Default be appointed ex parte, without notice to Borrower, except to the extent required under the Loan Agreement.

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Section 3.2 Other Remedies. Nothing contained in this Assignment and no act done or omitted by Lender pursuant to the power and rights granted to Lender hereunder shall be deemed to be a waiver by Lender of its rights and remedies under the Loan Agreement, the Note, or the other Loan Documents and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Lender under the terms thereof. The right of Lender to collect the Loan and to enforce any other security therefor held by it may be exercised by Lender either prior to, simultaneously with, or subsequent to any action taken by it hereunder. Borrower hereby absolutely, unconditionally and irrevocably waives any and all rights to assert any setoff, counterclaim or crossclaim of any nature whatsoever with respect to the Loan under this Assignment, the Loan Agreement, the Note, the other Loan Documents or otherwise with respect to the Loan in any action or proceeding brought by Lender to collect same, or any portion thereof, or to enforce and realize upon the lien and security interest created by this Assignment, the Loan Agreement, the Note, the Security Instrument, or any of the other Loan Documents (provided, however, that the foregoing shall not be deemed a waiver of Borrower’s right to assert any compulsory counterclaim if such counterclaim is compelled under local law or rule of procedure).

Section 3.3 Other Security. Lender may take or release other security for the payment of the Loan or any other obligations of Borrower pursuant to the Loan Documents, may release any party primarily or secondarily liable therefor, may apply any other security held by it to the payment of the Loan, or pursue any other remedies granted to Lender pursuant to the other Loan Documents, without prejudice to any of its rights under this Assignment.

Section 3.4 Non-Waiver. The exercise by Lender of the option granted it in Section 3.1 of this Assignment and the collection of the Rents and sums due under the Lease Guaranties and the application thereof as herein provided shall not be considered a waiver of any Default (as defined in the Loan Agreement) or Event of Default by Borrower under the Note, the Loan Agreement, the Security Instrument, the Leases, this Assignment or the other Loan Documents. The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Assignment. Borrower shall not be relieved of Borrower’s obligations hereunder by reason of (a) the failure of Lender to comply with any request of Borrower or any other party to take any action to enforce any of the provisions hereof or of the Loan Agreement, the Note or the other Loan Documents, (b) the release, regardless of consideration, of the whole or any part of the Property, or (c) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of this Assignment, the Loan Agreement, the Security Instrument, the Note or the other Loan Documents. Lender may resort for the payment of the Loan or any other amounts owed to Lender pursuant to the Loan Documents, to any other security held by Lender in such order and manner as Lender, in its sole discretion, may elect. Lender may take any action to recover the Loan or any other amounts owed to Lender pursuant to the Loan Documents, or any portion thereof, without prejudice to the right of Lender thereafter to enforce its rights under this Assignment. The rights of Lender under this Assignment shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

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Section 3.5 Bankruptcy.

(a) Upon or at any time after the occurrence and during the continuance of an Event of Default, Lender shall have the right to proceed in its own name or in the name of Borrower in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, including, without limitation, the right to file and prosecute, to the exclusion of Borrower, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease under the Bankruptcy Code.

(b)       If there shall be filed by or against Borrower a petition under the Bankruptcy Code, and Borrower, as lessor under any Lease, shall determine to reject such Lease pursuant to Section 365(a) of the Bankruptcy Code, then Borrower shall give Lender not less than ten (10) Business Days’ prior notice of the date on which Borrower shall apply to the bankruptcy court for authority to reject such Lease. Lender shall have the right, but not the obligation, to serve upon Borrower within such ten (10) Business Day period a notice stating that (i) Lender demands that Borrower assume and assign the Lease to Lender pursuant to Section 365 of the Bankruptcy Code and (ii) Lender covenants to cure or provide adequate assurance of future performance under the Lease. If Lender serves upon Borrower the notice described in the preceding sentence, Borrower shall not seek to reject the Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after Lender’s notice shall have been given, subject to the performance by Lender of the covenant provided for in clause (ii) of the preceding sentence.

Section 3.6 Full Remedies. The assignments of Leases and Rents contained in this Assignment are intended to provide Lender with all of the rights and remedies of mortgagees pursuant to Section 697.07 of the Florida Statutes (hereinafter “Section 697.07”), as may be amended from time to time. However, in no event shall this reference diminish, alter, impair, or affect any other rights and remedies of Lender, including but not limited to, the appointment of a receiver, nor shall any provision in this Section diminish, alter, impair or affect any rights or powers of the receiver in law or equity or as set forth herein. In addition, this Assignment shall be fully operative without regard to value of the Property or without regard to the adequacy of the Property to serve as security for the obligations owed by Borrower to Lender, and shall be in addition to any rights arising under Section 697.07. Further, except for the notices required under the Loan Documents, if any, Borrower waives any notice of default or demand for turnover of rents by Borrower, together with any rights under Section 697.07 to apply to a court to deposit the Rents into the registry of the court or such other depository as the court may designate.

ARTICLE 4
NO LIABILITY, FURTHER ASSURANCES

Section 4.1 No Liability of Lender. This Assignment shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions contained in any Lease or Lease Guaranty or otherwise impose any obligation upon Lender. Lender shall not be liable for any loss sustained by Borrower resulting from Lender’s failure to let the Property after an Event of Default or from any other act or omission of Lender in managing the Property after an Event of Default except to the extent such loss is caused by the gross negligence, fraud, or willful misconduct of any Indemnitee. Lender shall not be obligated to perform or discharge any obligation, duty or liability under the Leases or any Lease Guaranties or under or by reason of this Assignment and Borrower shall indemnify Lender for, and hold Lender harmless from, any and all liability,

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actual loss or damage actually incurred by Lender under the Leases, any Lease Guaranties or under or by reason of this Assignment and from any and all actual third party claims and demands, including the defense of any such third party claims or demands which may be asserted against Lender by reason of any alleged obligations and undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases or any Lease Guaranties except to the extent that such liability, actual loss or damage or third party claims or demands is a result of the willful misconduct or gross negligence of any Indemnitee. Should any of Indemnitees (as defined in the Loan Agreement) incur any such liability, the amount thereof, including reasonable costs, expenses and reasonable attorneys’ fees, shall be secured by this Assignment and by the Security Instrument and the other Loan Documents and Borrower shall reimburse such Indemnitees therefor promptly upon written demand and upon the failure of Borrower so to do Lender may, at its option, declare all sums secured by this Assignment and by the Security Instrument and the other Loan Documents immediately due and payable. This Assignment shall not operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor for the carrying out of any of the terms and conditions of the Leases or any Lease Guaranties; nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other third parties, or for any dangerous or defective condition of the Property including, without limitation, the presence of any Hazardous Materials (as defined in the Hazardous Materials Indemnity), or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger other than the willful misconduct or gross negligence of any Indemnitee. The provisions of this Section 4.1 shall survive any payment or prepayment of the Loan and any foreclosure or satisfaction of the Security Instrument.

Section 4.2 No Mortgagee In Possession. Nothing herein contained shall be construed as constituting Lender a “mortgagee in possession” in the absence of the taking of actual possession of the Property by Lender. In the exercise of the powers herein granted Lender, no liability shall be asserted or enforced against Lender, all such liability being expressly waived and released by Borrower.

Section 4.3 Further Assurances. Borrower will, at the reasonable cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, conveyances, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require for the better assuring, conveying, assigning, transferring and confirming unto Lender the property and rights hereby assigned or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Assignment or for filing, registering or recording this Assignment and, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien and security interest hereof in and upon the Leases; provided, that the same do not diminish any of Borrower’s or Guarantor’s rights under the Loan Documents and do not subject Borrower, Guarantor or any other Person to additional liability or obligations, except in each case to a de minimis extent.

ARTICLE 5
MISCELLANEOUS PROVISIONS

Section 5.1 Conflict of Terms. In case of any conflict between the terms of this Assignment and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail.

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Section 5.2 No Oral Change. This Assignment and any provisions hereof may not be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 5.3 General Definitions. All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Assignment may be used interchangeably in singular or plural form and the word “Borrower” shall mean “the named borrower and any subsequent owner or owners of the Property or any part thereof or interest therein,” the word “Lender” shall mean “Lender and any subsequent holder of the Note, the word “Note” shall mean “the Note and any other evidence of indebtedness secured by the Loan Agreement,” the word “Property” shall include any portion of the Property and any interest therein, the phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all attorneys’, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder; whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

Section 5.4 Inapplicable Provisions. If any provision of this Assignment is held to be illegal, invalid, or unenforceable under present or future laws effective during the terms of this Assignment, such provision shall be fully severable and this Assignment shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Assignment, and the remaining provisions of this Assignment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Assignment, unless such continued effectiveness of this Assignment, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

Section 5.5 Governing Law. The governing law and related provisions contained in the Loan Agreement are hereby incorporated by reference as if fully set forth herein.

Section 5.6 Termination of Assignment. Upon payment in full of the Loan and all other amounts owed to Lender pursuant to the Loan Documents, this Assignment shall automatically become and be void and of no effect.

Section 5.7 Notices. All notices, demands, or other communications hereunder shall be delivered in accordance with the notice provisions set forth in the Loan Agreement.

Section 5.8 Waiver of Trial by Jury. BORROWER (AND LENDER BY ACCEPTANCE HEREOF) HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND FOREVER WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS ASSIGNMENT OR ANY OTHER LOAN DOCUMENT, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER PARTY.

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Section 5.9 Successors and Assigns. This Assignment shall be binding upon and shall inure to the benefit of Borrower and Lender and their respective successors and permitted assigns forever. Lender shall have the right to sell, assign, pledge, participate, transfer or delegate, as applicable, to one or more Persons, all or any portion of its rights and obligations under this Assignment and the other Loan Documents in connection with any assignment of the Loan and the Loan Documents to any Person pursuant to the terms of the Loan Agreement. Any assignee or transferee of Lender shall be entitled to all the benefits afforded to Lender under this Assignment. Borrower shall not have the right to assign, delegate or transfer its rights or obligations under this Assignment without the prior written consent of Lender, as provided in the Loan Agreement, and any attempted assignment, delegation or transfer without such consent shall be null and void.

Section 5.10 Headings, Etc. The headings and captions of the various paragraphs of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

Section 5.11 Joint and Several. If more than one Person has executed this Assignment as “Borrower,” the representations, covenants, warranties and obligations of all such Persons hereunder shall be joint and several.

Section 5.12 Attorneys’ Fees and Expenses; Enforcement. If the Note is placed with an attorney for collection or if an attorney is engaged by Lender to exercise rights or remedies or otherwise take actions to collect thereunder or under this Assignment or any other Loan Document, or if suit be instituted for collection, reinforcement of rights and remedies, then in all events, Borrower agrees to pay to Lender, all out-of-pocket costs of collection, exercise of remedies or rights or other assertion of claims, including, but not limited to, reasonable attorneys’ fees, whether or not court proceedings are instituted, and, where instituted, whether in district court, appellate court, or bankruptcy court. In the event of any legal proceedings, court costs and attorneys’ fees shall be set by the court and not by jury and shall be included in any judgment obtained by Lender. This provision is separate and several and shall survive merger into judgment.

[Signature Page(s) to Follow]

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IN WITNESS WHEREOF, the undersigned has executed this Assignment as of the date first written above.

__________________________________ Witness __________________________________ Print Name __________________________________ Witness __________________________________ Print Name

BORROWER:

BLOCK 40 PROPERTY, LLC,

a Delaware limited liability company

By: Block 40 Managers, LLC,

a Florida limited liability company,

its manager

By: /s/ Shaun A. Quin

Name: Shaun A. Quin

Title: Authorized Signatory

STATE OF __________________ )

)

COUNTY OF _________________ )

The foregoing instrument was acknowledged before me by means of [____] physical presence or [____] online notarization this ____ day of ________________, 2026, by Shaun A. Quin, the Authorized Signatory of Block 40 Managers, LLC, a Florida limited liability company, the Manager of BLOCK 40 PROPERTY, LLC, a Delaware limited liability company, for and on behalf of the company. He personally appeared before me, is personally known to me or has produced a valid driver’s license as identification.

Notarial Public, State of

Name:

My Commission Expires:

[Seal]

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EXHIBIT A

LEGAL DESCRIPTION

ALL THAT CERTAIN LOT OR PARCEL OF LAND SITUATE IN THE COUNTY OF BROWARD, STATE OF FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL 1:

LOTS 1, OF BLOCK 40, HOLLYWOOD, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 1, PAGE 21, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA.

PARCEL 2:

LOTS 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13 AND 14, OF BLOCK 40, HOLLYWOOD, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 1, PAGE 21, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA.

LESS AND EXCEPT THEREFROM THAT CERTAIN PROPERTY CONVEYED TO THE CITY OF HOLLYWOOD BY THAT CERTAIN DEED RECORDED IN OFFICIAL RECORDS BOOK 3476, PAGE 399, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF LOT 6, BLOCK 40, OF THE SUBDIVISION OF THE TOWN OF HOLLYWOOD, ACCORDING TO THE PLAT RECORDED IN PLAT BOOK 1, AT PAGE 21, IN THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA; RUN EAST ON AND ALONG THE SOUTH LINE OF LOTS 6, 7 AND 8 FOR A DISTANCE OF 65.36 FEET TO THE POINT OF BEGINNING. SAID POINT OF BEGINNING BEING THE POINT OF CURVATURE OF A CURVE CONCAVE TO THE NORTHWEST AND HAVING THE FOLLOWING PROPERTIES:

R=30.0 FEET, DELTA=123 DEGREES 06 MINUTES 46 SECONDS, ARC LENGTH=64.46 FEET; THENCE RUN NORTHEASTERLY ON SAID CURVE FOR A DISTANCE OF 64.46 FEET TO THE POINT OF INTERSECTION WITH THE EAST PROPERTY LINE OF LOT 8 OF SAID BLOCK 40. THENCE RUN SOUTHEASTERLY ON THE EAST LINE OF LOT 8, SAID EAST LINE BEING A CURVE HAVING THE FOLLOWING PROPERTIES: R=492.0 FEET, DELTA=9 DEGREES 52 MINUTES 51 SECONDS, ARC LENGTH=84.85 FEET, EXTENDED TO A POINT OF INTERSECTION WITH THE SOUTH LINE OF LOTS 6, 7 AND 8 EXTENDED EASTERLY; THENCE RUN WESTERLY ON AND ALONG THE EXTENSION OF LOTS 6, 7 AND 8 TO THE POINT OF BEGINNING.

PARCEL 3:

THAT CERTAIN 13.00 FOOT ALLEY LYING IN BLOCK 40, HOLLYWOOD, ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 1, PAGE 21, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA, AS VACATED AND MORE PARTICULARLY DESCRIBED BY THAT CERTAIN ORDINANCE NO. 0-2005-16 RECORDED IN OFFICIAL RECORDS BOOK 47110, PAGE 253, OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA.

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